UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 18, 2015

Date of Report (date of earliest event reported)

TransEnterix, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-19437	11-2962080
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

635 Davis Drive, Suite 300

Morrisville, North Carolina

(Address of principal executive offices)

919-765-8400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

Explanatory Note

As previously reported in the Current Report on Form 8-K, filed by TransEnterix, Inc. (the “Company” or “TransEnterix”) with the Securities and Exchange Commission (“SEC”) on September 21, 2015 (the “Initial Form 8-K”), TransEnterix entered into a Membership Interest Purchase Agreement, dated September 18, 2015 (the “Purchase Agreement”) with SOFAR S.p.A., (the “Seller” or “SOFAR”), Vulcanos S.r.l., as the acquired company, and TransEnterix International, Inc., a wholly owned subsidiary of the Company (the “Buyer”). Immediately prior to the closing of the transactions contemplated by the Purchase Agreement, SOFAR conferred all of the assets, liabilities, employees, contracts and operations of the ALF-X division of SOFAR to Vulcanos S.r.l. The closing of the transactions contemplated by the Purchase Agreement occurred on September 21, 2015 (the “Closing Date”) pursuant to which the buyer acquired all of the membership interests of Vulcanos S.r.l. from the Seller, and changed the name of the acquired company to TransEnterix Italia S.r.l (“TransEnterix Italia”).

This Form 8-K, Amendment No. 1 to the Initial Form 8-K amends and supplements Items 9.01 (a) and (b) of the Initial Form 8-K to provide the audited carve-out financial statements of the ALF-X division of SOFAR and pro forma financial information required by such Items. In this Form 8-K, Amendment No. 1 including exhibits, we may refer to the carve-out financial statements of the ALF-X division of SOFAR as the financial statements of TransEnterix Italia. Except as set forth herein, all other information in the Initial Form 8-K remains unchanged.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

•	The audited carve-out financial statements of ALF-X System (a carve-out of SOFAR S.p.A.) as of and for the years ended December 31, 2014 and 2013 are filed as Exhibit 99.2 to this Form 8-K, Amendment No. 1. The attached audited carve-out financial statements of ALF-X System (a carve-out of SOFAR S.p.A.) have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”). The audit of these ALF-X System (a carve-out of SOFAR S.p.A.) carve-out financial statements was conducted in accordance with U.S. generally accepted auditing standards (“GAAS”).

•	The unaudited carve-out financial statements of ALF-X System (a carve-out of SOFAR S.p.A.) as of June 30, 2015 and for the six months ended June 30, 2015 and 2014 are filed as Exhibit 99.3 to this Form 8-K, Amendment No. 1.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial information of TransEnterix Italia and TransEnterix, Inc. are filed as Exhibit 99.4 to this Form 8-K, Amendment No. 1 and incorporated herein by reference:

•	Unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2015.

•	Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2014.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of BDO S.p.A. with respect to the audited carve-out financial statements of ALF-X System (a carve-out of SOFAR S.p.A.).

99.2	Audited carve-out financial statements of ALF-X System (a carve-out of SOFAR S.p.A.) as of and for the years ended December 31, 2014 and 2013.

99.3	Unaudited carve-out financial statements of ALF-X System (a carve-out of SOFAR S.p.A.) as of June 30, 2015 and for the six months ended June 30, 2015 and 2014.

99.4	Unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2015 and for the year ended December 31, 2014 of TransEnterix Italia and TransEnterix, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TransEnterix, Inc.

December 4, 2015	By:	/s/ Joseph P. Slattery
Name: Joseph P. Slattery
Title: Executive Vice President and Chief Financial Officer